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                                                                    EXHIBIT 99.1

                            BALLARD MEDICAL PRODUCTS

                        SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 23, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The shareholder of Ballard Medical Products, a Utah corporation, whose name and signature appear on the reverse side of this card, having received the notice of special meeting of shareholders and the related proxy statement/prospectus for Ballard's special meeting of shareholders to be held at the principal executive office of Ballard Medical Products located at 12050 Lone Peak Parkway, Draper, Utah, on September 23, 1999, at 9:00 a.m., local time, hereby appoints Dale H. Ballard, Harold R. ("Butch") Wolcott and Paul W. Hess, or each of them, the proxies of the shareholder, each with full power of substitution, to vote at such special meeting, and at any adjournments of such meeting, all shares of Ballard common stock, par value $.10 per share, that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

  PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, PLEASE SO INDICATE IN THE SPACE PROVIDED ON THE REVERSE SIDE.

  PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY: [X]. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                SEE REVERSE SIDE

  1. Approval of the Agreement and Plan of Merger dated December 23, 1998, among Ballard Medical Products, Kimberly-Clark Corporation and Jazz Acquisition Corp.
                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

  2. Adjournment of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal.
                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

  3. I authorize the aforementioned proxies to vote in their discretion on any other matters that may properly come before the special meeting or any adjournments thereof, subject to limitations set forth in applicable regulations under the Securities Exchange Act of 1934.

  The undersigned hereby revokes any proxy heretofore given to vote with respect to the Ballard common stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

                  If you plan to attend the meeting, please check the box. [ ]

                                              --------------------------------
                                              Signature

                                              --------------------------------
                                              Signature

                                              --------------------------------
                                              Date

                                              NOTE: PLEASE SIGN EXACTLY AS
                                              NAME(S) APPEAR(S) ON THIS CARD.
                                              WHEN SHARES ARE HELD JOINTLY,
                                              BOTH SHOULD SIGN. WHEN SIGNING
                                              AS ATTORNEY, EXECUTOR,
                                              ADMINISTRATOR, TRUSTEE OR
                                              GUARDIAN, PLEASE GIVE FULL TITLE
                                              AS SUCH. WHEN EXECUTED BY A
                                              CORPORATION OR PARTNERSHIP,
                                              PLEASE SIGN IN FULL CORPORATE OR
                                              PARTNERSHIP NAME BY A DULY
                                              AUTHORIZED OFFICER OR PARTNER,
                                              GIVING TITLE. PLEASE SIGN, DATE
                                              AND MAIL THIS PROXY PROMPTLY
                                              WHETHER OR NOT YOU EXPECT TO
                                              ATTEND THE MEETING. YOU MAY
                                              NEVERTHELESS VOTE IN PERSON IF
                                              YOU DO ATTEND.